American Century Mutual Funds, Inc. Summary Prospectus and Prospectus Supplement
Capital Value Fund
Supplement dated January 8, 2016 Summary Prospectus dated March 1, 2015 (as revised August 1, 2015) and Prospectus dated March 1, 2015

The following replaces the Portfolio Managers section on page 3 of the summary prospectus and page 4 of the prospectus:
Portfolio Managers
Brendan Healy, CFA, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2000.
Brian Woglom, CFA, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2016.

The following replaces The Fund Management Team section on pages 8-9 of the prospectus:
The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objectives and strategy.
The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.
Brendan Healy
Mr. Healy, Vice President and Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2000. He became a portfolio manager in 2004. He has a bachelor’s degree in mechanical engineering from the University of Arizona and an MBA from the University of Texas – Austin. He is a CFA charterholder.
Brian Woglom
Mr. Woglom, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2016. He joined American Century Investments in 2005 as an investment analyst and became a portfolio manager in 2012. He has a bachelor’s degree from Amherst College and an MBA from the Ross School of Business, University of Michigan. He is a CFA charterholder.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

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